EXHIBIT 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of ITEX Corporation dated as of December 16, 2010, and any amendments thereto signed by each of the undersigned, shall be filed on behalf of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended.

By: /s/ David Polonitza

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Name:   David Polonitza

By: /s/ David Polonitza

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Name:   David Polonitza as attorney-in-fact for Richard Polonitza

By: /s/ David Polonitza

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Name:   David Polonitza as attorney-in-fact for Greta Polonitza

By: /s/ David Polonitza

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Name:   David Polonitza as attorney-in-fact for Kirk Anderson

By: /s/ David Polonitza

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Name:   David Polonitza as attorney-in-fact for Paul W. Kim

By: /s/ David Polonitza

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Name:   David Polonitza as attorney-in-fact for Wayne P. Jones

By: /s/ Rahul Pagidipati

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Name:   Rahul Pagidipati

PAGIDIPATI FAMILY, LP

By: /s/ Rahul Pagidipati

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Name:   Rahul Pagidipati, Partner

By: /s/ Rahul Pagidipati

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Name:   Rahul Pagidipati as attorney-in-fact for Sidd Pagidipati

By: /s/ Rahul Pagidipati

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Name:   Rahul Pagidipati as attorney-in-fact for Dr. Devaiah Pagidipati

By: /s/ Rahul Pagidipati

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Name:   Rahul Pagidipati as attorney-in-fact for Dr. Rudrama Pagidipati

MPIC FUND I, LP

By: Corner Market Capital U.S., Inc

    General Partner

By: /s/ Alnesh Mohan

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Name:   Alnesh Mohan, CEO

CORNER MARKET CAPITAL U.S., INC.

By: /s/ Alnesh Mohan

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Name:   Alnesh Mohan, CEO

MPIC CANADIAN LIMITED PARTNERSHIP

By: Corner Market Management, Inc.

      General Partner

By: /s/ Alnesh Mohan

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Name:   Alnesh Mohan, CEO

CORNER MARKET MANAGEMENT, INC.

By: /s/ Alnesh Mohan

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Name:   Alnesh Mohan, CEO

CORNER MARKET CAPITAL CORPORATION

By: /s/ Alnesh Mohan

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Name:   Alnesh Mohan, CEO

/s/ Alnesh Mohan

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Alnesh Mohan

/s/ Sanjeev Parsad

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Name:   Sanjeev Parsad

/s/ Alnesh Mohan

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Name:   Alnesh Mohan as attorney-in-fact for G. Andrew Cooke